UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 25, 2014

Ladenburg Thalmann Financial Services Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-15799	650701248
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., 12th Floor, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 409-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Ladenburg Thalmann Financial Services Inc., a Florida corporation (the “Company”) held its 2014 annual meeting of shareholders on June 25, 2014. Listed below are the matters voted upon and the final results of such voting:

1. The Company’s shareholders elected the individuals named below to serve as the Company’s directors until the next annual meeting of shareholders or until their respective successors are elected and qualified:

Name	For	Authority Withheld	Broker Non-Votes
Henry C. Beinstein	114,886,083	4,204,264	35,612,783
Dr. Phillip Frost	106,622,280	12,468,067	35,612,783
Brian S. Genson	115,002,568	4,087,779	35,612,783
Saul Gilinski	118,414,905	675,442	35,612,783
Dmitry Kolosov	118,429,638	660,709	35,612,783
Dr. Richard M. Krasno	114,912,665	4,177,682	35,612,783
Richard J. Lampen	118,256,841	833,506	35,612,783
Howard M. Lorber	117,437,555	1,652,792	35,612,783
Jeffrey S. Podell	118,424,605	665,742	35,612,783
Richard J. Rosenstock	118,242,541	847,806	35,612,783
Jacqueline M. Simkin	114,909,413	4,180,934	35,612,783
Mark Zeitchick	118,262,236	828,111	35,612,783

2. Approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
117,843,344	1,120,438	126,565	35,612,783

3. Approval of an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 600,000,000 to 800,000,000 as follows:

For	Against	Abstain	Broker Non-Votes
149,133,092	4,620,326	949,712	N/A

A copy of the Articles of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Florida on June 25, 2014, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

4. Approval of the Company’s Amended and Restated 2009 Incentive Compensation Plan:

For	Against	Abstain	Broker Non-Votes
101,696,628	17,114,679	279,040	35,612,783

5. Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for 2014:

For	Against	Abstain	Broker Non-Votes
153,840,642	629,642	232,846	N/A

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

3.1	Articles of Amendment to the Articles of Incorporation, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ladenburg Thalmann Financial Services Inc.

June 27, 2014	By:	/s/ Brett H. Kaufman

Name: Brett H. Kaufman
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation, as amended.